Filed Pursuant to Rule 497(e)
Registration No. 033-6502

SUNAMERICA INCOME FUNDS

Supplement dated March 5, 2013,

to the Prospectus dated July 27, 2012,

as amended and supplemented to date

Effective immediately, under the heading “Sales Charge Reductions and Waivers—Waivers for Certain Investors for Class A Shares,” on page 21 of the Prospectus, the first bulleted paragraph is hereby deleted in its entirety and replaced with the following:

“Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing fund shares in fee-based investment programs under an agreement with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement with SACS and charge its client(s) an advisory fee based on the assets under management on an annual basis”

In addition, under the heading “Sales Charge Reductions and Waivers—Other Sales Charge Arrangements and Waivers,” on page 22 of the Prospectus, the following language is inserted at the end of the second bulleted paragraph entitled “Exchange of Shares”:

“In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Funds’ SAI, shareholders may exchange their Class C shares of a Fund into Class A shares of the same Fund. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.”

In addition, under the heading “Transaction Policies—Exchanges,” on page 27 of the Prospectus, the second sentence of the third paragraph is hereby deleted in its entirety and replaced with the following:

“The Funds at all times also reserve the right to restrict or reject any exchange transactions, for any reason, without notice.”

In addition, under the heading “Tax, Dividend, Distribution and Account Policies—Taxability of Transactions,” on page 30 of the Prospectus, the following language is inserted at the end of the paragraph:

“An exchange of shares you currently hold in one class of a Fund for shares of another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_S5118IF_7-12

SUNAMERICA INCOME FUNDS

Supplement dated March 5, 2013,

to the Statement of Information (“SAI”) dated July 27, 2012,

as amended and supplemented to date

Effective immediately, under the heading “Exchange Privilege,” on page 90 of the SAI, the second to last sentence in the second paragraph is hereby deleted in its entirety.

In addition, under the heading “Exchange Privilege,” on page 91 of the SAI, the following is hereby inserted immediately following the last paragraph:

“Exchanging between Share Classes of the same Fund

In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their Class C shares of a Fund into Class A shares of the same Fund. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class C shares for Class A shares—Shareholders that are part of a Program may exchange their Class C shares of a Fund held at the Financial Institution sponsoring the Program for Class A shares of the same Fund to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class A shares.

An exchange of shares you currently hold in one class of a Fund for shares in another class of the same Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of Fund shares.

A Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for any reason, without notice.”

Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_S5118IF_7-12